Loan	12 Months Ended
Dec. 31, 2012
Loan [Abstract]
Loan
NOTE 9:-	LOAN

a.
On June 21, 2011, the Company entered into a Loan & Security Agreement (the "Agreement"), with Silicon Valley Bank ("SVB"), whereby SVB provided a $ 30,000 credit line for the financing of the acquisition of Wavion. The Company fully utilized the credit line on November 18, 2011.

As part of the transaction, the Company pledged all of its assets under a floating charge, and created a fixed charge on its Intellectual Property ("IP") rights and receivables. The Agreement with SVB contains various provisions related to compliance with financial covenants, restrictive covenants, including negative pledges, and other commitments , typically contained in facility agreements of this type. The credit line consists of Facility A ($25,000) and Facility B ($5,000).

Facility A should be repaid in thirty six (36) equal monthly installments starting March 1st, 2012. The interest rate applicable to Facility A is three month LIBOR plus 4.75%, payable monthly starting December 1, 2011. Facility B should be repaid in one (1) installment after thirty six (36) months following first repayment of Facility A of the credit line. The interest rate applicable to Facility B is LIBOR for three months plus 4.50%, payable monthly starting December 1, 2011.

The Agreement was amended several times since the initial Agreement was signed.

The Company was not in compliance with its covenants under the Agreement as if April 1, 2012.  On April 25, 2012, the Company and SVB entered into an agreement providing for the grant of a temporary forbearance of the April 1, 2012 breached covenants and a modification of the terms of the Long Term Loan. The modifications of the Agreement included (i) an increase of the interest rate applicable to Facility A and Facility B to LIBOR for three months plus 5.85% and (ii) the early repayment of $5,000 and $2,222 as of April 30, 2012 and July 1, 2012, respectively, of principal on the Long Term Loan.

The Agreement was further amended on September 28, 2012 to provide for the early repayment of the principal on the long term loan of  $5,500. Further, the amendment modified the structure of the loan, from a term loan to a revolving line of credit. The line of credit is based on the Company's eligible account receivable, as defined in the agreement balance up to $15,000 and shal accure interest at a fixed rate per annuam equal to 7%.

In addition, $3,000 in cash were transferred into a restricted account at SVB as a collateral, which will be applied towards the loan in case of (i) over advance on the line (less account receivable than the loan principal amount) or (ii) the Company has negative cash flow for the three months period ending December 31, 2012 and March 31, 2013.

b.
As of December 31, 2012, the loan is defined as a revolving line of credit and will remain available through February 2015. As such the outstanding balance has been classified as revolving credit line.

c.
In respect of the credit line provided, the Company is required to meet certain financial covenants which includes non-gaap adjusted profit/loss and quick asset ratio on a monthly basis.  As of December 31, 2012, the Company was in full compliance with the covenants as defined in the amended Agreement.

d.
Subsequent to year end an amount of $1,500 of the restricted balance was applied towards the credit line. In addition, on May 10, 2013 the Company signed a new amendment with SVB. This amendment was required in order to enable the assignments of assets to Telrad, and requires the Company to repay up to $2,150 from the consideration received from the sale of the BWA to Telrad, over the one year period following the closing. Furthermore the amendment include updates to future financial covenants stated in Note 9c. As of the date of the finalcial statements the Company meets the stipulated covenants with SVB. If the Company fails to meet the covenants, SVB may recall the outstanding credit line drawn immediately.